SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  December 17, 2002



                     McMoRan Exploration Co.


    Delaware                001-07791             72-1424200
 (State or other          (Commission           (IRS Employer
 jurisdiction of          File Number)          Identification
 incorporation or                                  Number)
   organization)

                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code: (504) 582-4000



Item 5. Other Events and Regulation FD Disclosures

McMoRan Exploration Co. announces the formation of a joint venture between McMoRan and K1 USA Energy Production Corporation
(Exhibit 99.1) and updates its Gulf of Mexico drilling activities
(Exhibit 99.2).





                            SIGNATURE
                       ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              McMoRan Exploration Co.


                              By:  /s/ C. Donald Whitmire Jr.
                                   ------------------------------
                                       C. Donald Whitmire, Jr.
                                    Vice President & Controller -
                                         Financial Reporting
                                      (authorized signatory and
                                    Principal Accounting Officer)


Date:  December 19, 2002





                     McMoRan Exploration Co.
                          Exhibit Index

Exhibit
Number
-------
99.1 Press Release dated December 17, 2002  "McMoRan Exploration
     And K1 USA Energy  Production Complete The Formation of K-Mc
     Venture I".

99.2 Press Release dated December 18, 2002  "McMoRan Exploration
     Co. Updates Gulf of Mexico Drilling Activities At JB
     Mountain, Lighthouse Point and Cyprus Prospects".